Exhibit 99.1

News

Investor Contact:
Logan Bonacorsi
lbonacorsi@caleres.com

Caleres Reports Third Quarter 2023 Results

●	Delivers 22 percent year-over-year increase in earnings per share and 19 percent year-over-year increase in adjusted earnings per share, exceeding the top end of guidance
●	Generates record third quarter operating margin in the Brand Portfolio
●	Reduces revolver borrowings by $22 million compared to second quarter 2023 and reduced inventory 14 percent
●	Updates full year 2023 sales outlook and tightens full year 2023 earnings per share range

ST. LOUIS, November 21, 2023 - Caleres (NYSE: CAL), a market-leading portfolio of consumer-driven footwear brands, today reported financial results for the third quarter of 2023, updated its full year 2023 sales outlook and tightened its earnings per share range.

“Caleres continued its strong operational and financial execution during the third quarter, delivering a 19-percent increase in adjusted earnings per share and exceeding the top end of the guidance range despite ongoing softness in the macroeconomic environment,” said Jay Schmidt, president and chief executive officer. “The Brand Portfolio once again led the way, achieving a sequential improvement in sales and generating record third quarter operating profit and operating margin. Most notably, the segment contributed more than half of total company operating profit through the first nine months of the fiscal year. At the same time, Famous Footwear continued to effectively navigate the challenging consumer demand landscape, delivering double-digit operating margin, demonstrating strength in its cornerstone Kids business, and achieving market share growth in shoe chains. Despite near-term macro challenges, we remain confident that Famous is well-situated to grow its leadership position with the Millennial family.

“In addition, we continued to strengthen our balance sheet and financial flexibility by executing on our expense reduction initiatives, reducing our revolver borrowings by more than $20 million, and investing in value-driving growth opportunities, including the omni-channel experience, marketing technologies and analytics, and international.”

Third Quarter 2023 Results

(13-weeks ended October 28, 2023, compared to 13-weeks ended October 29, 2022)

●	Net sales were $761.9 million, down 4.6 percent from the third quarter of 2022;
‒	Famous Footwear segment net sales declined 6.7 percent, with comparable sales down 6.9 percent
‒	Brand Portfolio segment net sales decreased 0.8 percent
‒	Direct-to-consumer sales represented approximately 73 percent of total net sales
●	Gross profit was $340.4 million, while gross margin was 44.7 percent;
‒	Famous Footwear segment gross margin of 44.2 percent
‒	Brand Portfolio segment gross margin of 43.7 percent
●	SG&A as a percentage of net sales was 35.9 percent;
●	Net earnings of $46.9 million, or earnings per diluted share of $1.32, compared to net earnings of $39.2 million, or earnings per diluted share of $1.08 in the third quarter of 2022;
●	Adjusted net earnings of $48.6 million, or adjusted earnings per diluted share of $1.37, which excludes $0.05 related to charges associated with expense reduction initiatives during the third quarter;

●	Earnings before interest, taxes, depreciation, and amortization (EBITDA) of $78.8 million, or 10.3 percent of net sales;
●	Inventory was down 14.4 percent compared to third quarter of 2022, due to strategic inventory management – primarily in the Brand Portfolio segment – and improved supply chain flow; and
●	Borrowings under the asset-based revolving credit facility were $222.0 million at the end of the period.

Capital Allocation Update

Caleres continued to reduce the borrowings under its asset-based revolving credit facility, paying down $22.0 million during the third quarter. At the end of the fiscal third quarter, bank-defined leverage was approximately 0.9x on a debt/EBITDA trailing twelve-month basis and the company had in excess of $300 million in total liquidity. Caleres also invested $20.5 million in capital expenditures and returned $2.5 million to shareholders through its quarterly dividend. Given today’s higher interest rates and the current economic environment, the company believes it’s prudent to continue to reduce debt and maximize liquidity.

Full Year 2023 Outlook

“Looking ahead, we are confident that our leading brand assets, unique One Caleres capabilities and strong balance sheet have set the stage for a third consecutive year of adjusted earnings in excess of our $4.00-per-share baseline,” said Schmidt. “Longer term, we remain sharply focused on the strategies we outlined at our recent Investor Day, and the Caleres team is dedicated and poised to execute on this clear and actionable plan for long-term value creation and growth.”

As a result of the soft consumer demand environment in its Famous Footwear segment, Caleres now expects consolidated net sales to be down 4.5 percent to 5.5 percent, including the impact of the 53rd week, for full year 2023.

In addition, the company is tightening its diluted earnings per share guidance range to $3.96 to $4.06, inclusive of $7 million of restructuring charges associated with expense reduction actions, and adjusted diluted earnings per share range to $4.10 to $4.20.

Caleres now expects:

●	Consolidated operating margin of 7.3 percent to 7.5 percent;
●	Interest expense of about $18 million;
●	Effective tax rate of about 25 percent;
●	Weighted average shares outstanding of 34.3 million; and
●	Capital expenditures of about $50 million.

Investor Conference Call

Caleres will host a conference call at 10:00 a.m. ET today, Tuesday, November 21. The webcast and associated slides will be available at investor.caleres.com/news/events. A live conference call will be available at (877) 704-4453 for North America participants or (201) 389-0920 for international participants, no passcode necessary. A replay will be also available at investor.caleres.com/news/events/archive for a limited period. Investors may also access the replay by dialing (844) 512-2921 in North America or (412) 317-6671 internationally and using the conference pin 13742349.

Definitions

All references in this press release, outside of the condensed consolidated financial statements that follow, unless otherwise noted, related to net earnings attributable to Caleres, Inc. and diluted earnings per common share attributable to Caleres, Inc. shareholders, are presented as net earnings and earnings per diluted share, respectively.

Non-GAAP Financial Measures

In this press release, the company’s financial results are provided both in accordance with generally accepted accounting principles (GAAP) and using certain non-GAAP financial measures. In particular, the company provides earnings before interest, taxes, depreciation and amortization, and estimated and future operating earnings, net earnings and earnings per diluted share, adjusted to exclude certain gains, charges, and recoveries, which are non-GAAP financial measures. These results are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help identify underlying trends in the company’s business and provide useful information to both management and investors by excluding certain items that may not be indicative of the company’s core operating results. These measures should not be considered a substitute for or superior to GAAP results.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

This press release contains certain forward-looking statements and expectations regarding the company’s future performance and the performance of its brands. Such statements are subject to various risks and uncertainties that could cause actual results to differ materially. These risks include (i) changing consumer demands, which may be influenced by general economic conditions and other factors; (ii) inflationary pressures (iii) supply chain disruptions (iv) rapidly changing consumer preferences and purchasing patterns and fashion trends; (v) customer concentration and increased consolidation in the retail industry; (vi) intense competition within the footwear industry; (vii) foreign currency fluctuations; (viii) political and economic conditions or other threats to the continued and uninterrupted flow of inventory from China and other countries, where the company relies heavily on third-party manufacturing facilities for a significant amount of its inventory; (ix) cybersecurity threats or other major disruption to the company’s information technology systems; (x) the ability to accurately forecast sales and manage inventory levels; (xi) a disruption in the company’s distribution centers; (xii) the ability to recruit and retain senior management and other key associates; (xiii) the ability to secure/exit leases on favorable terms; (xiv) the ability to maintain relationships with current suppliers; (xv) transitional challenges with acquisitions and divestitures; (xvi) changes to tax laws, policies and treaties; (xvii) our commitments and shareholder expectations related to environmental, social and governance considerations; (xviii) compliance with applicable laws and standards with respect to labor, trade and product safety issues; and (xix) the ability to attract, retain, and maintain good relationships with licensors and protect our intellectual property rights. The company's reports to the Securities and Exchange Commission contain detailed information relating to such factors, including, without limitation, the information under the caption Risk Factors in Item 1A of the company’s Annual Report on Form 10-K for the year ended January 28, 2023, which information is incorporated by reference herein and updated by the company’s Quarterly Reports on Form 10-Q. The company does not undertake any obligation or plan to update these forward-looking statements, even though its situation may change.

# # #

SCHEDULE 1

CALERES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

	(Unaudited)
	Thirteen Weeks Ended		Thirty-Nine Weeks Ended
($ thousands, except per share data)	October 28, 2023	October 29, 2022	October 28, 2023	October 29, 2022
Net sales	$761,904	$798,258	$2,120,171	$2,271,704
Cost of goods sold	421,530	458,382	1,162,942	1,268,019
Gross profit	340,374	339,876	957,229	1,003,685
Selling and administrative expenses	273,652	283,119	789,570	812,313
Restructuring and other special charges, net	2,304	2,910	3,951	2,910
Operating earnings	64,418	53,847	163,708	188,462
Interest expense, net	(4,488)	(4,003)	(15,240)	(8,886)
Other income, net	1,552	2,997	4,660	9,636
Earnings before income taxes	61,482	52,841	153,128	189,212
Income tax provision	(14,467)	(13,849)	(36,956)	(48,683)
Net earnings	47,015	38,992	116,172	140,529
Net earnings (loss) attributable to noncontrolling interests	101	(254)	588	(404)
Net earnings attributable to Caleres, Inc.	$46,914	$39,246	$115,584	$140,933

Basic earnings per common share attributable to Caleres, Inc. shareholders	$1.32	$1.09	$3.23	$3.83

Diluted earnings per common share attributable to Caleres, Inc. shareholders	$1.32	$1.08	$3.23	$3.79

SCHEDULE 2

CALERES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	(Unaudited)
($ thousands)	October 28, 2023	October 29, 2022
ASSETS
Cash and cash equivalents	$34,031	$32,773
Receivables, net	161,544	161,367
Inventories, net	556,034	649,257
Property and equipment, held for sale	16,777	16,777
Prepaid expenses and other current assets	54,487	60,910
Total current assets	822,873	921,084

Lease right-of-use assets	508,736	523,011
Property and equipment, net	167,681	151,798
Goodwill and intangible assets, net	206,275	218,420
Other assets	121,328	134,000
Total assets	$1,826,893	$1,948,313

LIABILITIES AND EQUITY
Borrowings under revolving credit agreement	$222,000	$364,500
Trade accounts payable	257,224	279,704
Lease obligations	132,461	133,227
Other accrued expenses	216,236	261,483
Total current liabilities	827,921	1,038,914

Noncurrent lease obligations	431,474	453,718
Other liabilities	47,326	50,270
Total other liabilities	478,800	503,988

Total Caleres, Inc. shareholders’ equity	513,382	398,444
Noncontrolling interests	6,790	6,967
Total equity	520,172	405,411
Total liabilities and equity	$1,826,893	$1,948,313

SCHEDULE 3

CALERES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	(Unaudited)
	Thirty-Nine Weeks Ended
($ thousands)	October 28, 2023	October 29, 2022
OPERATING ACTIVITIES:
Net cash provided by operating activities	$157,183	$46,266

INVESTING ACTIVITIES:
Purchases of property and equipment	(33,976)	(40,056)
Capitalized software	(3,404)	(5,350)
Net cash used for investing activities	(37,380)	(45,406)

FINANCING ACTIVITIES:
Borrowings under revolving credit agreement	365,000	708,500
Repayments under revolving credit agreement	(450,500)	(634,000)
Dividends paid	(7,483)	(7,698)
Acquisition of treasury stock	(17,445)	(63,225)
Issuance of common stock under share-based plans, net	(10,035)	(4,804)
Contributions by noncontrolling interests	1,000	3,142
Net cash (used for) provided by financing activities	(119,463)	1,915
Effect of exchange rate changes on cash and cash equivalents	(9)	(117)
Increase in cash and cash equivalents	331	2,658
Cash and cash equivalents at beginning of period	33,700	30,115
Cash and cash equivalents at end of period	$34,031	$32,773

SCHEDULE 4

CALERES, INC.
RECONCILIATION OF NET EARNINGS (LOSS) AND DILUTED EARNINGS PER SHARE (GAAP BASIS) TO ADJUSTED NET EARNINGS AND ADJUSTED DILUTED EARNINGS PER SHARE (NON-GAAP BASIS)

	(Unaudited)
	Thirteen Weeks Ended
	October 28, 2023			October 29, 2022

	Pre-Tax	Net Earnings		Pre-Tax	Net Earnings
	Impact of	Attributable	Diluted	Impact of	Attributable	Diluted
	Charges/Other	to Caleres,	Earnings	Charges/Other	to Caleres,	Earnings
($ thousands, except per share data)	Items	Inc.	Per Share	Items	Inc.	Per Share

GAAP earnings		$46,914	$1.32		$39,246	$1.08

Charges/other items:
Expense reduction initiatives	$2,304	1,710	0.05	$—	—	—
Organizational changes	—	—	—	2,910	2,723	0.07
Total charges/other items	$2,304	$1,710	$0.05	$2,910	$2,723	$0.07
Adjusted earnings		$48,624	$1.37		$41,969	$1.15

	(Unaudited)
	Thirty-Nine Weeks Ended
	October 28, 2023			October 29, 2022

	Pre-Tax	Net Earnings		Pre-Tax	Net Earnings
	Impact of	Attributable	Diluted	Impact of	Attributable	Diluted
	Charges/Other	to Caleres,	Earnings	Charges/Other	to Caleres,	Earnings
($ thousands, except per share data)	Items	Inc.	Per Share	Items	Inc.	Per Share

GAAP earnings		$115,584	$3.23		$140,933	$3.79

Charges/other items:
Expense reduction initiatives	$3,951	2,934	0.08	$—	—	$—
Organizational changes	—	—	—	2,910	2,723	0.07
Total charges/other items	$3,951	$2,934	$0.08	$2,910	$2,723	$0.07
Adjusted earnings		$118,518	$3.31		$143,656	$3.86

	(Unaudited)
	Trailing Twelve Months Ended
	October 28, 2023		October 29, 2022

	Pre-Tax	Net Earnings (Loss)	Pre-Tax	Net Earnings
	Impact of	Attributable	Impact of	Attributable
	Charges/Other	to Caleres,	Charges/Other	to Caleres,
($ thousands)	Items	Inc.	Items	Inc.

GAAP earnings		$156,393		$174,787

Charges/other items:
Expense reduction initiatives	$3,951	2,934	$—	—
Deferred tax valuation allowance adjustments	—	(17,374)	—	746
Organizational changes	—	—	2,910	2,723
Loss on early extinguishment of debt	—	—	362	268
Total charges/other items	$3,951	$(14,440)	$3,272	$3,737
Adjusted earnings		$141,953		$178,524

SCHEDULE 5

CALERES, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

SUMMARY FINANCIAL RESULTS

	(Unaudited)
	Thirteen Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other				Consolidated
	October 28,	October 29,	October 28,	October 29,	October 28,		October 29,		October 28,	October 29,
($ thousands)	2023	2022	2023	2022	2023		2022		2023	2022
Net sales	$449,773	$481,951	$320,775	$323,242	$(8,644)		$(6,935)		$761,904	$798,258
Gross profit	198,809	215,603	140,155	122,359	1,410		1,914		340,374	339,876
Gross margin	44.2%	44.7%	43.7%	37.9%	(16.3)%		(27.6)%		44.7%	42.6%
Operating earnings (loss)	46,600	59,267	38,211	22,304	(20,393)		(27,724)		64,418	53,847
Adjusted operating earnings (loss)	47,767	59,267	39,055	22,304	(20,100)		(24,814)		66,722	56,757
Operating margin	10.4%	12.3%	11.9%	6.9%	n/m	%	n/m	%	8.5%	6.7%
Adjusted operating earnings %	10.6%	12.3%	12.2%	6.9%	n/m	%	n/m	%	8.8%	7.1%
Comparable sales % (on a 13-week basis)	(6.9)%	(0.8)%	(2.0)%	26.0%	—%		—%		—%	—%
Number of stores	862	876	96	89	—		—		958	965

n/m – Not meaningful

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	(Unaudited)
	Thirteen Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
	October 28,	October 29,	October 28,	October 29,	October 28,	October 29,	October 28,	October 29,
($ thousands)	2023	2022	2023	2022	2023	2022	2023	2022
Operating earnings (loss)	$46,600	$59,267	$38,211	$22,304	$(20,393)	$(27,724)	$64,418	$53,847
Charges/Other Items:
Expense reduction initiatives	1,167	—	844	—	293	—	2,304	—
Organizational changes	—	—	—	—	—	2,910	—	2,910
Total charges/other items	1,167	—	844	—	293	2,910	2,304	2,910
Adjusted operating earnings (loss)	$47,767	$59,267	$39,055	$22,304	$(20,100)	$(24,814)	$66,722	$56,757

SCHEDULE 5

CALERES, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

SUMMARY FINANCIAL RESULTS

	(Unaudited)
	Thirty-Nine Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other				Consolidated
	October 28,	October 29,	October 28,	October 29,	October 28,		October 29,		October 28,	October 29,
($ thousands)	2023	2022	2023	2022	2023		2022		2023	2022
Net sales	$1,213,169	$1,302,828	$947,164	$1,013,043	$(40,162)		$(44,167)		$2,120,171	$2,271,704
Gross profit	549,420	618,442	408,137	385,800	(328)		(557)		957,229	1,003,685
Gross profit rate	45.3%	47.5%	43.1%	38.1%	0.8%		1.3%		45.1%	44.2%
Operating earnings (loss)	104,286	171,451	107,708	93,063	(48,286)		(76,052)		163,708	188,462
Adjusted operating earnings (loss)	105,653	171,451	109,433	93,063	(47,427)		(73,142)		167,659	191,372
Operating earnings %	8.6%	13.2%	11.4%	9.2%	n/m	%	n/m	%	7.7%	8.3%
Adjusted operating earnings %	8.7%	13.2%	11.6%	9.2%	n/m	%	n/m	%	7.9%	8.4%
Comparable sales % (on a 39-week basis)	(6.5)%	(2.5)%	3.5%	36.4%	—%		—%		—%	—%
Number of stores	862	876	96	89	—		—		958	965

n/m – Not meaningful

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	(Unaudited)
	Thirty-Nine Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
	October 28,	October 29,	October 28,	October 29,	October 28,	October 29,	October 28,	October 29,
($ thousands)	2023	2022	2023	2022	2023	2022	2023	2022
Operating earnings (loss)	$104,286	$171,451	$107,708	$93,063	$(48,286)	$(76,052)	$163,708	$188,462
Charges/Other Items:
Expense reduction initiatives	1,367	—	1,725	—	859	—	3,951	—
Organizational changes	—	—	—	—	—	2,910	—	2,910
Total charges/other items	1,367	—	1,725	—	859	2,910	3,951	2,910
Adjusted operating earnings (loss)	$105,653	$171,451	$109,433	$93,063	$(47,427)	$(73,142)	$167,659	$191,372

SCHEDULE 6

CALERES, INC.
BASIC AND DILUTED EARNINGS PER SHARE RECONCILIATION

	(Unaudited)
	Thirteen Weeks Ended		Thirty-Nine Weeks Ended
	October 28,	October 29,	October 28,	October 29,
	2023	2022	2023	2022
($ thousands, except per share data)
Net earnings attributable to Caleres, Inc.:
Net earnings	$47,015	$38,992	$116,172	$140,529
Net (earnings) loss attributable to noncontrolling interests	(101)	254	(588)	404
Net earnings attributable to Caleres, Inc.	46,914	39,246	115,584	140,933
Net earnings allocated to participating securities	(2,121)	(1,723)	(5,103)	(5,951)
Net earnings attributable to Caleres, Inc. after allocation of earnings to participating securities	$44,793	$37,523	$110,481	$134,982

Basic and diluted common shares attributable to Caleres, Inc.:
Basic common shares	33,933	34,379	34,206	35,207
Dilutive effect of share-based awards	—	507	—	450
Diluted common shares attributable to Caleres, Inc.	33,933	34,886	34,206	35,657

Basic earnings per common share attributable to Caleres, Inc. shareholders	$1.32	$1.09	$3.23	$3.83

Diluted earnings per common share attributable to Caleres, Inc. shareholders	$1.32	$1.08	$3.23	$3.79

SCHEDULE 7

CALERES, INC.
BASIC AND DILUTED ADJUSTED EARNINGS PER SHARE RECONCILIATION

	(Unaudited)
	Thirteen Weeks Ended		Thirty-Nine Weeks Ended
	October 28,	October 29,	October 28,	October 29,
	2023	2022	2023	2022
($ thousands, except per share data)
Adjusted net earnings attributable to Caleres, Inc.:
Adjusted net earnings	$48,725	$41,715	$119,106	$143,252
Net (earnings) loss attributable to noncontrolling interests	(101)	254	(588)	404
Adjusted net earnings attributable to Caleres, Inc.	48,624	41,969	118,518	143,656
Net earnings allocated to participating securities	(2,199)	(1,842)	(5,234)	(6,067)
Adjusted net earnings attributable to Caleres, Inc. after allocation of earnings to participating securities	$46,425	$40,127	$113,284	$137,589

Basic and diluted common shares attributable to Caleres, Inc.:
Basic common shares	33,933	34,379	34,206	35,207
Dilutive effect of share-based awards	—	507	—	450
Diluted common shares attributable to Caleres, Inc.	33,933	34,886	34,206	35,657

Basic adjusted earnings per common share attributable to Caleres, Inc. shareholders	$1.37	$1.17	$3.31	$3.91

Diluted adjusted earnings per common share attributable to Caleres, Inc. shareholders	$1.37	$1.15	$3.31	$3.86

SCHEDULE 8

CALERES, INC.
CALCULATION OF EBITDA AND DEBT/EBITDA LEVERAGE RATIO (NON-GAAP METRICS)

	(Unaudited)
	Thirteen Weeks Ended
($ thousands)	October 28, 2023	October 29, 2022
EBITDA:
Net earnings attributable to Caleres, Inc.	$46,914	$39,246
Income tax provision	14,467	13,849
Interest expense, net	4,488	4,003
Depreciation and amortization (1)	12,957	12,340
EBITDA	$78,826	$69,438

EBITDA margin	10.3%	8.7%

Adjusted EBITDA:
Adjusted net earnings attributable to Caleres, Inc. (2)	$48,624	$41,969
Income tax provision (3)	15,061	14,036
Interest expense, net	4,488	4,003
Depreciation and amortization (1)	12,957	12,340
Adjusted EBITDA	$81,130	$72,348

Adjusted EBITDA margin	10.6%	9.1%

	(Unaudited)
	Trailing Twelve Months Ended
($ thousands)	October 28, 2023	October 29, 2022
EBITDA:
Net earnings attributable to Caleres, Inc.	$156,393	$174,787
Income tax provision	21,612	59,926
Interest expense, net	20,618	11,013
Loss on early extinguishment of debt	—	362
Depreciation and amortization (1)	50,722	49,544
EBITDA	$249,345	$295,632

EBITDA margin	8.9%	10.0%

Adjusted EBITDA:
Adjusted net earnings attributable to Caleres, Inc. (2)	$141,953	$178,524
Income tax provision (3)	40,003	59,461
Interest expense, net	20,618	11,013
Depreciation and amortization (1)	50,722	49,544
Adjusted EBITDA	$253,296	$298,542

Adjusted EBITDA margin	9.0%	10.1%

	(Unaudited)
($ thousands)	October 28, 2023	October 29, 2022
Debt/EBITDA leverage ratio:
Borrowings under revolving credit agreement (4)	$222,000	$364,500
EBITDA (trailing twelve months)	249,345	295,632
Debt/EBITDA	0.9	1.2

(1)	Includes depreciation and amortization of capitalized software and intangible assets.
(2)	Refer to Schedule 4 for the consolidated reconciliation of net earnings attributable to Caleres, Inc. to adjusted net earnings attributable to Caleres, Inc.
(3)	Excludes the income tax impacts of the adjustments on Schedule 4.
(4)	Total availability under the revolving credit agreement was $267.4 million and $125.4 million as of October 28, 2023 and October 29, 2022, respectively. Total liquidity, which includes cash and cash equivalents and availability under the revolving credit agreement, was $301.4 million and $158.2 million for the respective periods.

SCHEDULE 9

CALERES, INC.
RECONCILIATION OF DILUTED EARNINGS PER SHARE (GAAP BASIS) TO ADJUSTED DILUTED EARNINGS PER SHARE (NON-GAAP BASIS) – FISCAL 2023 GUIDANCE

	Fiscal 2023 Guidance
	Low	High

GAAP diluted earnings per share	$3.96	$4.06
Charges/other items:
Expense reduction initiatives	0.14	0.14
Adjusted diluted earnings per share	$4.10	$4.20